UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2018

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CME GROUP INC.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-31553	36-4459170
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 South Wacker Drive Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

N/A
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 7, 2018, Leo Melamed and John F. Sandner each notified the board of directors of CME Group Inc. (the “Company”) of his intent to retire from the Company’s board of directors, effective upon completion of the Company’s annual meeting of shareholders scheduled for May 9, 2018.
Following their retirements from the Company’s board of directors, Mr. Melamed and Mr. Sandner will each serve as a consultant to the Company. In consideration therefor, for the first two years following Mr. Melamed’s retirement, the Company will pay Mr. Melamed $1.3 million per year. Thereafter, pursuant to the terms of his existing consulting agreement, Mr. Melamed will receive $300,000 per year in consideration for continued consulting services. For the first two years following Mr. Sandner’s retirement, the Company will pay Mr. Sandner $1 million. Following such period, Mr. Sandner will no longer serve as a consultant to the Company.
Item 7.01 Regulation FD Disclosure.
The Company issued two press releases regarding the retirements of Mr. Melamed and Mr. Sandner. Copies of the press releases, which are attached to this current report on Form 8-K as Exhibits 99.1 and 99.2, are hereby furnished pursuant to this Item 7.01.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated February 8, 2018, announcing Leo Melamed’s retirement
99.2	Press release, dated February 8, 2018, announcing John F. Sandner’s retirement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.
Registrant

Date: February 13, 2018	By:	/s/ Kathleen M. Cronin
	Name:	Kathleen M. Cronin
	Title:	Senior Managing Director, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated February 8, 2018, announcing Leo Melamed’s retirement
99.2	Press release, dated February 8, 2018, announcing John F. Sandner’s retirement